FRIEDMAN, BILLINGS, RAMSEY & CO., INC. 2005 INVESTOR CONFERENCE November 29 & 30, 2005 NARA BANCORP, INC. Nasdaq: NARA Exhibit 99.1

The Company may make projections or other forward-looking statements under Section
27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) regarding future events or the future financial performance of the Company. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others things: the ability of the Company to meet the competitive challenges of new markets; general economic and business conditions in those areas in which the Company operates; demographic changes;
competition; fluctuations in market conditions, including interest rates; changes in business strategies; changes in governmental regulation; changes in credit quality; and other risks and uncertainties including those detailed in the documents the Company files from time to time with the Securities Exchange Commission. We wish to caution you that such statements are based on certain assumptions and that actual events or results may differ materially. We refer you specifically to the Company’s most recent reports filed with the
Securities and Exchange Commission.
SAFE HARBOR STATEMENT
SAFE HARBOR STATEMENT

KOREAN-AMERICAN MARKET
KOREAN-AMERICAN MARKET
OVERVIEW
OVERVIEW
Estimated 2.5 million Korean-American
Estimated 2.5 million Korean-American
Population in the U.S. *
Population in the U.S. *
High business ownership
High business ownership
High emphasis in business relationships
High emphasis in business relationships
High Savings Rate
High Savings Rate
High Real Estate Ownership
High Real Estate Ownership
Expanding business activities with Korea
Expanding business activities with Korea
High business investments from Korea
High business investments from Korea
High student immigration to US
High student immigration to US
* Per Korean Central Daily Newspaper Website 2005 * Per Korean Central Daily Newspaper Website 2005

1989
1989
–
–
Founded
Founded
with
with
one
one
branch
branch
in
in
Los
Los
Angeles
Angeles
1997
1997
–
–
Expanded
Expanded
to
to
N.
N.
CA
CA
with
with
Silicon
Silicon
Valley
Valley
branch
branch
1998
1998
–
–
Expanded
Expanded
to
to
NY
NY
with
with
acquisition
acquisition
of
of
Korea
Korea
Exchange
Exchange
Bank
Bank
in
in
Flushing
Flushing
($23
($23
million
million
in
in
assets)
assets)
2000
2000
–
–
Acquired
Acquired
Korea
Korea
First
First
Bank
Bank
in
in
NY
NY
($75
($75
million
million
in
in
assets)
assets)
2000
2000
–
–
Total
Total
assets
assets
of
of
$500
$500
million
million
with
with
10
10
branches
branches
and
and
3
3
LPOs
LPOs
2002
2002
–
–
Acquired
Acquired
deposits
deposits
of
of
Industrial
Industrial
Bank
Bank
of
of
Korea
Korea
Manhattan
Manhattan
branch
branch
($45
($45
million)
million)
2003
2003
–
–
Acquired
Acquired
Asiana
Asiana
Bank
Bank
in
in
N.
N.
CA
CA
($25
($25
million
million
in
in
assets)
assets)
2003
2003
–
–
Acquired
Acquired
deposits
deposits
&
&
loans
loans
of
of
Korea
Korea
Exchange
Exchange
Bank
Bank
in
in
Manhattan
Manhattan
(deposits
(deposits
-
-
$60
$60
million,
million,
loans
loans
-
-
$43
$43
million)
million)
2003
2003
–
–
Total
Total
assets
assets
of
of
$1.0
$1.0
billion
billion
with
with
13
13
branches
branches
and
and
5
5
LPOs
LPOs
2004
2004
–
–
Total
Total
assets
assets
of
of
$1.5
$1.5
billion
billion
with
with
16
16
branches
branches
and
and
8
8
LPOs
LPOs
Present
Present
–
–
Total
Total
assets
assets
of
of
$1.8
$1.8
billion
billion
with
with
18
18
branches
branches
and
and
8 LPOs
8 LPOs
HISTORICAL HIGHLIGHTS
HISTORICAL HIGHLIGHTS

COMPANY PROFILE
COMPANY PROFILE
Korean-American
Korean-American
bank
bank
with
with
Largest
Largest
Nationwide Network
Nationwide Network
Largest
Largest
Korean-American
Korean-American
bank
bank
in
in
New
New
York
York
Largest
Largest
Korean-American
Korean-American
bank
bank
in
in
Northern
Northern
California
California
Total assets $1.8 billion at September 30, 2005
Total assets $1.8 billion at September 30, 2005
Strong asset growth:  5-year CAGR of 26%
Strong asset growth:  5-year CAGR of 26%
Consistently high ROA of 1.71% and ROE of 23.73%
Consistently high ROA of 1.71% and ROE of 23.73%
* *
High asset quality:
High asset quality:
NPA/Total Assets of 0.26% at September 30, 2005
NPA/Total Assets of 0.26% at September 30, 2005
Loan loss reserve of 1.20% at September 30, 2005
Loan loss reserve of 1.20% at September 30, 2005
Diversified loan mix nationwide
Diversified loan mix nationwide
* Historical 6 year annualized average

S CA - 12 Branches N CA - 2 Branches NY - 4 Branches 8 LPOs – Oakland, Seattle, Denver, Dallas, Chicago, Atlanta, Virginia/Washington DC, and New Jersey NATIONWIDE NETWORK NATIONWIDE NETWORK

FINANCIAL HIGHLIGHTS
FINANCIAL HIGHLIGHTS
*  As restated ** Annualized
4.89%
** 4.58%
4.46% 4.82% 5.33% 6.46% Net Interest Margin
1.20%
1.20%
1.25% 1.17% 1.33% 1.92% ALLL
48.85%
** 53.06%
58.21% 65.61% 62.69% 60.95% Efficiency Ratio
22.51%
** 21.44%
18.77% 22.64% 20.10% 31.02% ROE
1.53%
** 1.45%
1.26% 1.76% 1.60% 2.25% ROA
$0.77
$0.80
$0.59 $0.60 $0.44 $0.51 EPS (diluted)
18,947
19,782
13,728 13,851 10,163 $        10,781 Net Income
139,874
101,255
82,572 63,529 55,232 $        44,939 Total Equity
1,544,109
1,255,975
1,061,415 816,918 589,844 $      527,709 Total Deposits
17,068
14,627
12,471 8,458 6,710 $           6,980 Loan Loss Provision
1,410,026
1,207,108
984,868 715,019 498,483 $       355,724 Net Loans
$    1,789,101
$    1,507,665
$    1,259,771 $       981,407 $     679,324 $       602,539 Total Assets
09-2005 2004 2003* 2002* 2001 2000 ($ in 000's)

NARA BUSINESS STRATEGY
NARA BUSINESS STRATEGY
Primarily focus on profitability
Primarily focus on profitability
Grow organically based on profitability
Grow organically based on profitability
Focus on market penetration
Focus on market penetration
-
-
California and New York
California and New York
-
-
Other locations with Korean-American population concentration
Other locations with Korean-American population concentration
-
-
Other ethnic markets
Other ethnic markets
Explore new lines of business such as wealth management
Explore new lines of business such as wealth management
and other advisory services to generate fee income
and other advisory services to generate fee income
Enhance the depth of the management team to enable us
Enhance the depth of the management team to enable us
to effectively accommodate growth and diversification
to effectively accommodate growth and diversification
Focus on technology for improved customer service,
Focus on technology for improved customer service,
operating effectiveness, and new markets
operating effectiveness, and new markets
Focus on risk management and regulatory compliance to
Focus on risk management and regulatory compliance to
support disciplined growth
support disciplined growth

ASSET GROWTH
ASSET GROWTH
$603
$679
$981
$1,260
$1,508
$1,789
$0
$500
$1,000
$1,500
$2,000
2000 2001 2002 2003 2004 09-05
($ in Millions)
Total Assets
$356
$499
$715
$985
$1,207
$1,410
$0
$500
$1,000
$1,500
2000 2001 2002 2003 2004 09-05
($ in Millions)
Net Loans

LOAN PORTFOLIO
LOAN PORTFOLIO
Real Estate
61%
Consumer
5%
Business,
SBA &
Trade
Finance
34%
Type of Type of Average Average
Loan Loan Loan Size Loan Size
Real Estate       $890,000 Real Estate       $890,000
Business Business 138,000 138,000
Consumer Consumer 14,000 14,000
Other
6%
S. CA
53%
NY
29%
N. CA
12%
Real Estate Loans By Region
Real Estate Loans By Region

OUTSTANDING ASSET QUALITY
OUTSTANDING ASSET QUALITY
0.38%
0.26%
0.22%
0.44%
0.19%
0.26%
0.00%
0.10%
0.20%
0.30%
0.40%
0.50%
2000 2001 2002 2003 2004 09-05
NPA / Total Assets
0.56%
0.35%
0.15%
0.51%
0.22%
0.27%
0.00%
0.10%
0.20%
0.30%
0.40%
0.50%
0.60%
2000 2001 2002 2003 2004 09-05
NPL / Gross Loans

Core Deposits
Distribution @ 09-05
DEPOSIT GROWTH & MIX
DEPOSIT GROWTH & MIX
$1,544
$810
$734
$1,256
$850
$407
$1,061
$713
$349
$817
$549
$268
$590
$432
$158
$528
$402
$126
2000 2001 2002 2003 2004 09-05
Jumbo CDs Core Deposits
Total
OTHER
13%
MONEY
MARKET
29%
NON-INT.
DDA
45%
SAVINGS
13%
($ in Millions)

NET INCOME GROWTH
NET INCOME GROWTH
$10.8
$10.2
$13.9
$13.7
$19.8
$18.9
$0.0
$5.0
$10.0
$15.0
$20.0
$25.0
2000 2001 2002 2003 2004 09-05
($ in Millions)
Net Income
$0.51
$0.44
$0.60 $0.59
$0.80
$0.77
$0.00
$0.20
$0.40
$0.60
$0.80
$1.00
2000 2001 2002 2003 2004 09-05
Diluted EPS

CONSISTENT PROFITABILITY
CONSISTENT PROFITABILITY
2.25%
1.60%
1.76%
1.26%
1.45%
1.53%
0.00%
0.50%
1.00%
1.50%
2.00%
2.50%
2000 2001 2002 2003 2004 09-05
Return on Average Assets
31.02%
20.10%
22.64%
18.77%
21.44%
22.51%
0.00%
10.00%
20.00%
30.00%
40.00%
2000 2001 2002 2003 2004 09-05
Return on Average Equity

15 NET INTEREST MARGIN NET INTEREST MARGIN 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% 2000 2001 2002 2003 2004 9-05 Net Interest Margin

16 LOAN TO DEPOSIT RATIO LOAN TO DEPOSIT RATIO 0.0% 20.0% 40.0% 60.0% 80.0% 100.0% 120.0% 2000 2001 2002 2003 2004 9-05 Loan to Deposit Ratio

17 NIM vs LTD RATIO NIM vs LTD RATIO 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% 2000 2001 2002 2003 2004 9-05 0.0% 20.0% 40.0% 60.0% 80.0% 100.0% 120.0% Net Interest Margin Loan to Deposit Ratio

18 EFFICIENCY RATIO EFFICIENCY RATIO 61.0% 62.7% 65.6% 58.2% 53.1% 48.9% 0.0% 20.0% 40.0% 60.0% 80.0% 2000 2001 2002 2003 2004 09-05 Efficiency Ratio

STOCK SUMMARY
STOCK SUMMARY
Ticker Symbol: NARA
Recent
Price¹:
$19.02
Shares Outstanding: 25.4 million
Market
Capitalization¹:
$483 million
Average Daily
Volume²:
137,682 shares
Price/Earnings Ratio
Trailing 12
months³:
18.3
2005 Analysts AVG: 18.0
Annual Dividend: $0.11 per share
Current Dividend
Yield¹:
0.58%
1.  As of November 15, 2005
2.  Three-month average volume as of November 15, 2005
3.  Trailing twelve months through September 30, 2005